Ivy Funds

Supplement dated November 14, 2014 to the

Ivy Funds Prospectus

dated July 31, 2014

and as supplemented August 4, 2014

The following bullet point is inserted immediately following the “Interest Rate Risk” bullet point of the “Ivy Global Bond Fund — Principal Investment Risks” section on page 54:

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Loan Risk. In addition to the risks typically associated with fixed-income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market.

With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.

The following replaces the first paragraph of the “Ivy International Growth Fund — Principal Investment Strategies” section on page 110:

Ivy International Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. and foreign companies that Ivy Investment Management Company (IICO), the Fund’s investment manager, believes are competitively well-positioned, gaining market share, have the potential for long-term growth and/or operate in regions or countries that IICO believes possess attractive growth characteristics. The Fund primarily invests in issuers of developed countries, including the U.S., although the Fund has the ability to invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets. While the Fund primarily invests in securities issued by large capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. Under normal circumstances, the Fund invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. The Fund may invest up to 100% of its total assets in foreign securities.

The following is added to the end of the fourth full paragraph of the “Ivy Asset Strategy Fund — Principal Investment Strategies” section on page 121:

IICO also may utilize derivatives for income enhancement purposes.

The following replaces the fourth sentence of the first paragraph of the “Ivy Energy Fund — Principal Investment Strategies” section on page 132:

The Fund invests in a blend of value and growth companies domiciled throughout the world, which may include companies that are offered in initial public offerings.

The following is inserted as a new bullet point immediately following the “Holdings Risk” bullet point of the “Ivy Energy Fund — Principal Investment Risks” section on page 133:

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Initial Public Offering Risk. Any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs is also likely to decline as the Fund grows.

The following bullet point is inserted as an eleventh bullet point in the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Global Bond Fund — Principal Risks” section on page 176 and deleted from the “Non-Principal Risks” section on page 176:

■	Loan Risk

The following replaces the first paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy International Growth Fund” section on page 185:

Ivy International Growth Fund: The Fund seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of common stocks of growth-oriented U.S. and foreign issuers. Growth securities are those whose earnings, IICO believes, are likely to have strong growth over several years. IICO seeks profitable companies with a competitive advantage in their industry as well as the ability to sustain their growth rates. It considers factors such as a company’s intellectual property, brand, scale, distribution, margins and return on capital and seeks to identify and capitalize upon key trends such as high-growth end markets, supply and demand imbalances, new product adoption

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and industry consolidation. Although the Fund primarily invests in securities issued by large capitalization companies, it may invest in securities issued by companies of any size and in any geographic area, including the U.S., and within various sectors, which may include companies that are offered in initial public offerings (IPOs). Under normal circumstances, the Fund invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies. There is no guarantee, however, that the Fund will achieve its objective.

The following bullet point is inserted as a fifth bullet point in the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy International Growth Fund — Non-Principal Risks” section on page 186:

■	Initial Public Offering Risk

The following sentences are inserted as new sentences to the end of the first partial paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Asset Strategy Fund” section on page 188:

IICO may also utilize derivatives for income enhancement purposes. IICO may reduce the Fund’s net equity exposure by selling, among other instruments, combined futures and options positions.

The following bullet point is inserted as a ninth bullet point in the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Energy Fund — Principal Risks” section on page 190 and deleted from the “Non-Principal Risks” section on page 190:

■	Initial Public Offering Risk

The following replaces the fourth paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks — Market Risk” section on page 204:

A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the markets.

The following replaces the first bullet point of the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Transactions — Class A or Class E shares may be purchased at NAV through:” section on page 220:

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Exchange of Class A or Class E shares of any fund within Ivy Funds or shares of any fund within InvestEd Portfolios and, for clients of Waddell & Reed, Legend Equities Corporation (Legend) and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, Class A shares of any fund within Waddell & Reed Advisors Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

The following replaces the last sentence of the first paragraph of the “Your Account — Selling Shares” section on page 231:

Requests by internet can only be accepted for amounts up to $50,000 per Fund per day.

The following replaces the first sentence of the second paragraph of the “Your Account — Exchange Privileges” section on page 234:

For clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, these same exchange privileges for Class A, Class B and Class C shares also apply to the corresponding classes of shares of funds within Waddell & Reed Advisors Funds.

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